UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 10, 2024, LivaNova PLC (the “Company”) announced that Trui Hebbelinck, the Company’s Chief Human Resources Officer, will leave her position on September 30, 2024 and commence a period of garden leave. The Company has retained an external search firm to commence the search for a new Chief Human Resources Officer.

Pursuant to her existing service agreement, Ms. Hebbelinck has a 12-month contractual notice period, and her employment will terminate on September 30, 2025 unless she elects to end her garden leave period early and receive a payment in lieu of notice. While on garden leave, Ms. Hebbelinck will receive her normal salary and benefits, as required by the terms of her previously disclosed service agreement, but will not qualify for any bonus for fiscal year 2025. Additionally, while on garden leave, all outstanding equity awards previously granted to Ms. Hebbelinck will continue to vest in accordance with their terms, and no further equity awards will be awarded to her.

In connection with Ms. Hebbelinck’s departure, on September 7, 2024, the Company and Ms. Hebbelinck entered into a Settlement Agreement (the “Agreement”). Pursuant to the terms of the Agreement, Ms. Hebbelinck will receive her annual bonus for fiscal year 2024, calculated as on-target, prorated up to and including September 30, 2024 and paid in October 2024, a severance payment of £232,000 to be paid after her termination date, outplacement counseling up to a maximum of £20,000 plus tax, professional tax assistance for the preparation and filing of her returns for the 2023/2024, 2024/2025 and, if applicable, 2025/2026 UK tax years, the payment of reasonable legal fees incurred in obtaining advice on the terms and effect of the Agreement up to a maximum of £25,000 plus tax and the release of Ms. Hebbelinck from certain of her post-termination restrictive covenants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: September 10, 2024	By: /s/ Michael Hutchinson
Name: Michael Hutchinson
Title: SVP, Company Secretary & Chief Legal Officer